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
                                                                                                                  # of
                                                                     Post-it(R) Fax Note 7671     Date 12-2-98   pages  2
                                                                     ------------------------     -------------------------
                                                                     To  Peter Bryant             From  Kristie
                                                                     ------------------------     -------------------------
                                                                     Co./Dept.                    Co.
-------------------------------------------------------------        ------------------------     -------------------------
LESSEE                                                               Phone #                      Phone #
-------------------------------------------------------------        ------------------------     --------------------------
COMPANY NAME:                                                        Fax # 310 649-6520           Fax #
Adnet Strategies, Inc.                                               ------------------------     --------------------------
-------------------------------------------------------------
ADDRESS:
5959 West Century Blvd. Suite 756                                    SUPPLIER
-------------------------------------------------------------        -------------------------------------------------------------
CITY:                 STATE:       ZIP:     COUNTY:                  COMPANY NAME
Los Angeles            CA         90045                              CVSI, Inc.
-------------------------------------------------------------        --------------------------------------------------------------
CONTACT NAME:          TITLE:                                        ADDRESS
                                                                     4G Crosby Drive
-------------------------------------------------------------        --------------------------------------------------------------
PHONE:                                                               CITY                          STAGE:      ZIP:     COUNTY:
310-649-4200                                                         Bedford                       MA          01730
--------------------------------------------------------------       --------------------------------------------------------------
EQUIPMENT LOCATION (IF DIFFERENT FROM ABOVE) STREET ADDRESS:         CONTACT NAME:                 TITLE:

--------------------------------------------------------------       --------------------------------------------------------------
CITY:                 STATE:       ZIP:     COUNTY:                  PHONE:                        FAX:
                                                                     781-275-2699                  781-275-6810
--------------------------------------------------------------       --------------------------------------------------------------
CHECK ONE: [x] CORPORATION [_] PARTNERSHIP [_] PROPRIETORSHIP [_] LIMITED LIABILITY COMPANY [_] NOT FOR PROFIT [_] STATE/LOCAL GOVT
-----------------------------------------------------------------------------------------------------------------------------------
    EQUIPMENT DESCRIPTION                                                                     [x]  SEE ATTACHED ADDENDUM
-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY:       MAKE/MODEL:                                                                         SERIAL NUMBER:

---------       ------------------------------------------------------------------------------      -------------------------------

---------       ------------------------------------------------------------------------------      -------------------------------

---------       ------------------------------------------------------------------------------      -------------------------------
------------------------------------------------------------------------------------------------------------------------------------

        SCHEDULE OF MONTHLY LEASE PAYMENTS
-----------------------------------------------------------------------------------------------------------------------------------
LEASE TERM   NUMBER OF   AMOUNT OF                                TOTAL       EQUAL TO           2    MONTH(S):  $       8,189.56
             PAYMENTS     PAYMENT     PLUS                                            -------------               -----------------
 (MONTHS)                $            APPLICABLE                  ADVANCE                   USE TAX ON ADVANCE:  $           Incl.
   48                                 TAXES                                                                       -----------------
               48  AT      3,782.71                               LEASE             ONE-TIME DOCUMENTATION FEE:  $         100.00
            ------        ---------                                                                               ----------------
                                                                  PAYMENT               TOTAL  INITIAL PAYMENT:  $       8,289.56
                                                                                                                   ----------------
-----------------------------------------------------              ---------------------------------------------------------------
     ADDITIONAL PROVISIONS                                               END OF LEASE PURCHASE OPTION
-----------------------------------------------------               ---------------------------------------------------------------
                                                                    End of lease purchase option shall be 10% of the Total Lease
-----------------------------------------------------               Base or Fair Market Value (whichever is greater) or unless another purchase option has been checked.
-----------------------------------------------------               [_]   $1.00 Purchase Option      [_] Other
                                                                                                              ---------------------
-----------------------------------------------------------------------------------------------------------------------------------
   TERMS AND CONDITIONS (continued on page 2)
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1. AGREEMENT. Lessee agrees that: (a) Lessee has read and understands the terms and conditions on page 1 and page 2 of this Lease; (b) this Lease cannot be canceled and Lessee has an unconditional obligation to make all payments due under this Lease without reduction, withholding or off-set; (c) the person signing this Lease has the authority to do so and to grant the power of attorney set forth in paragraph 10 of this Lease; (d) this Lease is a commercial transaction and not a consumer transaction; (e) Lessee has reviewed and approved the supply contract covering the purchase of this Equipment from the supplier;
and (f) this Lease will be governed by the laws of the Commonwealth of
Massachusetts and Lessee consents to the jurisdiction of any court located within the Commonwealth.  Lessor and Lessee both waive any rights to trial by jury.
2. LEASE. Lessor agrees to lease to Lessee and Lessee agrees to lease from
Lessor the Equipment described above and in any addendum to this Lease. Lessor may charge Lessee a documentation fee to cover lease documentation and investigative costs. The Lease will commence on the date when the Equipment is received by Lessee.
3. DELIVERY AND ACCEPTANCE OF EQUIPMENT. Upon delivery of the Equipment to the location identified above, Lessee will inspect the Equipment and the Equipment will be deemed irrevocably accepted by Lessee upon the earlier of: a) five (5)
days after delivery of the Equipment; or b) delivery to Lessor of a signed
Delivery and Acceptance Receipt. ONCE LESSEE SIGNS THIS LEASE AND LESSOR ACCEPTS
IT, THIS LEASE WILL BE NONCANCELLABLE FOR THE FULL LEASE TERM.
4. LEASE PAYMENTS. Lessee agrees to pay to Lessor the monthly Lease payments and for the number of months as shown above. Any Advance Lease payments will be used for the first Lease payment and any balance will be used for the last Lease payment(s). Unless otherwise indicated above, the first Lease payment is due on or before the Equipment is delivered to Lessee. Remaining Lease payments will be due on the day of each subsequent month (or such other time period specified above) designated by Lessor. Lessee authorizes Lessor to adjust the Lease
Payment by not more than 10% if the actual Total Lease Base differs from the estimated Total Lease Base. The Total Lease Base is the amount Lessor has paid in connection with the purchase, delivery and installation of the Equipment, including any trade-up or buyout amounts. If any part of a payment is more than five (5) days late, Lessee shall pay a late charge of up to 10% of the payment, all or a portion of which is late (or such lesser rate as is the maximum rate allowable under applicable law).
5. DISCLAIMER OF WARRANTIES.  Lessor is leasing the Equipment to Lessee "AS-IS."
LESSEE ACKNOWLEDGES THAT LESSOR DOES NOT REPRESENT THE MANUFACTURER OR THE
SUPPLIER, LESSEE HAS SELECTED THE EQUIPMENT AND SUPPLIER BASED UPON ITS OWN
JUDGMENT.  LESSOR MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES
OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE. LESSEE
AGREES THAT ANY CLAIMS RELATIVE TO THE EQUIPMENT SHALL BE MADE SOLELY AGAINST
THE MANUFACTURER OR SUPPLIER, AND IN NO EVENT SHALL LESSOR BE LIABLE FOR
DAMAGES ARISING DIRECTLY OR INDIRECTLY FROM THE EQUIPMENT, WHETHER
CONSEQUENTIAL, DIRECT, SPECIAL, OR INDIRECT.  LESSOR TRANSFERS TO LESSEE ANY
WARRANTIES BY THE MANUFACTURER OR SUPPLIER REGARDING THE EQUIPMENT.
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
------------------------------------------------------------------------      ------------------------------------------------------
Lessee hereby agrees that either                . or its wholly
                                ----------------                              LESSEE: AdNet Strategies, Inc.
owned subsidiary                       is to be the Lessor under this                -----------------------------------------------
                -----------------------                                                 (FULL LEGAL NAME OF LESSEE)
Lease as identified by the check mark next to its name.  This Lease is        Signature: John C. Bohan
not binding until accepted by Lessor                                                    --------------------------------------------
                                                                              Title:   President             Date Accepted:  9/14/98
LESSOR :     [x]  Premier Capital Corporation                                       -------------------------              ---------
                  ------------------------------------------------------
             [_]
By:
      ------------------------------------------------------------------
Title:  VP Sales                           Date Accepted:  9-15-98
      ----------------------------------                 ----------------
-------------------------------------------------------------------------

ADDITIONAL LEASE TERMS AND CONDITIONS

1. AGREEMENT. Lessee agrees that: (a) Lessee has read and understands the terms and conditions on the front and back of this Lease; (b) this lease cannot be canceled; (c) that the person signing this Lease has the authority to do so;
(d) this Lease will be governed by the laws of the Commonwealth of Massachusetts and Lessee consents to the jurisdiction of any court located within the Commonwealth; (e) Lessee has reviewed and approved the supply contract covering the purchase of the Equipment from the supplier; and (f) Lessor is relying on Lessee's representation that the Lease is legible.

2. LEASE. Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor the Equipment described on the front of this Lease and in any schedule ("Schedule") incorporating this Lease by reference. Lessor may charge Lessee a document fee to cover lease documentation and investigative costs. The lease of Equipment described in this Lease and the lease of Equipment described in each Schedule shall constitute separate leasing transactions, each of which is referred to herein as a Lease. The Lease will commence on the date when the Equipment is received by Lessee.

3. DELIVERY AND ACCEPTANCE OF EQUIPMENT. Upon delivery of the Equipment to the location identified on the front of the Lease, Lessee will inspect the Equipment and the Equipment will be deemed accepted by Lessee five (5) days after delivery of the Equipment. ONCE LESSEE SIGNS THIS LEASE AND LESSOR ACCEPTS IT, THIS LEASE WILL BE NONCANCELLABLE FOR THE FULL LEASE TERM.

4. LEASE PAYMENTS. Lessee agrees to pay to Lessor the monthly Lease payments and for the number of months as shown on the front of this Lease and in any Schedule. Any Advance Lease payments will be used for the first Lease payment and any balance will be used for the last payment(s). Lessee authorizes Lessor to adjust the Lease Payment by not more than 10% if the actual Total Purchase Price differs from the estimated Total Purchase Price. If any part of a payment is more than five (5) days late, Lessee shall pay a late charge of up to 10% of the payment, all or a portion of which is late (or such lesser rate as is the maximum rate allowable under applicable law). The obligation of Lessee to make Lease payments is unconditional.

5. DISCLAIMER OF WARRANTIES. Lessor is leasing the Equipment to lessee "AS-IS." LESSEE ACKNOWLEDGES THAT LESSOR DOES NOT REPRESENT THE MANUFACTURER NOR THE SUPPLIER. LESSEE HAS SELECTED THE EQUIPMENT AND SUPPLIER BASED UPON ITS OWN JUDGMENT. LESSOR MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE. LESSEE AGREES THAT ANY CLAIMS RELATIVE TO THE EQUIPMENT SHALL BE MADE SOLELY AGAINST THE MANUFACTURER OR SUPPLIER. LESSOR TRANSFERS TO LESSEE ANY WARRANTIES BY THE MANUFACTURER OR SUPPLIER REGARDING THE EQUIPMENT.

6. LOCATION AND USE OF EQUIPMENT. Lessee will use the Equipment for business purposes and keep it in good condition. Lessee agrees not to change the location of the Equipment without the written consent of Lessor. Lessee will keep the equipment in compliance with manufacturer's requirements and in good condition except for ordinary wear and tear. The equipment will not have any alterations, additions or replacements to it, without prior written consent. At the end of the Lease term (or any other renewal term), or if the Lease is terminated for any reason, Lessee, at its expense, will return the Equipment to any place designated by Lessor, freight prepaid, in the same condition it was delivered except for ordinary wear and tear. Lessee, at its own expense, will insure the Equipment for its full replacement value during shipping and naming the Lessor as a "Loss Payee."

7. TAXES AND FEES. Lessee shall pay all taxes, fees and charges imposed on the ownership, possession, or use of the Equipment during the term of the Lease. Lessor will file all personal property, use or other tax returns (unless Lessor notifies Lessee otherwise) and Lessee agrees to pay Lessor a fee for making such filings. Lessor does not have to contest any taxes, fines or penalties. Lessee will pay estimated taxes with each Lease payment or as invoiced by Lessor.

8. INSURANCE; RISK OF LOSS. Lessee,at its own expense, shall keep insurance against all risks of loss, theft, damage, or destruction of the Equipment for the full replacement value thereof. Lessee shall furnish Lessor with a certificate of insurance which shall: (a) name Lessor as "Loss Payee," and (b) not be canceled except upon thirty (30) days written notice to Lessor. If Lessee fails to provide Lessor of evidence of insurance,then Lessor may at its option obtain the insurance. If Lessor purchases insurance, Lessee will cooperate with Lessor's insurance agent with respect to the placement of insurance and the processing of claims. Lessee also acknowledges that Lessor is not required to procure or maintain any insurance, and that Lessor will not be liable to lessee if such insurance coverage is discontinued. Lessee agrees to pay to Lessor the Lessor's charges for such insurance. Lessee shall bear all risk of loss, theft, damages or destruction of the Equipment ("Loss") from any cause whatsoever and any such Loss shall not relieve Lessee from any obligation under the Lease including to make Lease payments. Lessee also at its expense shall maintain public liability and third party property insurance naming Lessor as an additional insured and to be in such form, amount and with companies acceptable to Lessor. Lessee shall upon request from lessor provide a certificate or other evidence of such insurance.

9. TITLE; PERSONAL PROPERTY. The Equipment is and at all times shall remain the sole property of the Lessor. No right, title or interest in the Equipment shall pass to Lessee other than the right to maintain possession and use of the Equipment for the full Lease term, conditioned upon Lessee's compliance with the terms and conditions of the Lease. Lessor may charge Lessee a fee to cover termination costs. Lessee agrees to keep the Equipment free and clear of all liens, claims and encumbrances. Lessor may inspect the equipment at any reasonable time.

10. UCC FILINGS. Lessee agrees that a carbon or photographic copy of this Lease or any Schedule may be filed as a financing statement under the Uniform Commercial Code ("Code"). Such recording shall not be deemed a factor whether or not the Lease is intended as security under the Code. Lessee gives Lessor authority to sign for the Lessee any Code forms or other documents to protect the Lessor's interest in the Equipment. If requested, the Lessee will forward signed financing statements or other documents to protect the Lessor's interest in the Equipment. Lessee authorizes Lessor to file a copy of this lease as a financing statement and appoints Lessor or Lessor's Designee as Lessee's attorney-in-fact to execute and file, on Lessee's behalf, financing statements covering the equipment. Lessee shall pay Lessor a documentation fee regarding the forgoing.

11. STATUTORY FINANCE LEASE. LESSEE AGREES THAT IT IS THE INTENT OF BOTH PARTIES TO THE LEASE THAT IT QUALIFY AS A STATUTORY FINANCE LEASE UNDER ARTICLE 2A OF THE CODE. BY SIGNING THE LEASE, LESSEE AGREES THAT LESSEE HAS SELECTED BOTH (A) THE EQUIPMENT AND (B) THE SUPPLIER FROM WHICH LESSOR IS TO PURCHASE THE EQUIPMENT. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE WAIVES ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE BY ARTICLE 2A. LESSEE MAY HAVE RIGHTS UNDER THE SUPPLY CONTRACT EVIDENCING THE LESSOR'S PURCHASE OF THE EQUIPMENT FROM THE SUPPLIER CHOSEN BY THE LESSEE SHOULD CONTACT THE SUPPLIER FOR A DESCRIPTION OF ANY SUCH RIGHTS.

12. DEFAULT. Lessee shall be in default if Lessee: (a) fails to make any lease payment within five (5) days after the date the payment is due; (b) fails to allow Lessor to inspect the Equipment during regular business hours; (c) fails to provide Lessor with certificate of insurance; (d) fails to maintain the Equipment; (e) assigns or otherwise transfers the Lease or the Equipment without written approval; (f) moves the Equipment from the address set forth herein without Lessor's written approval; (g) any guarantor of this Lease dies or does not perform its obligations under the guaranty (h) fails to return the Equipment to the Lessor upon termination of the Lease, or (i) files a petition in bankruptcy or seeks similar relief.

13. REMEDIES. If a default occurs, Lessor may do one or more of the following: (a) cancel this Lease and all other Leases that Lessor has entered into with Lessee;(b) require Lessee to immediately pay Lessor, as compensation for loss of our bargain and not as a penalty, a sum equal to (1) the present value of all unpaid Lease payments for the remainder of the Lease term plus the present value of the anticipated residual interest in the Equipment, each discounted at 5% per year, compounded monthly, plus (2) all other amounts due or that become due under the Lease; (c) require Lessee to deliver the Equipment to Lessor; (d) take peaceful possession of the Equipment with or without court order; and (e) exercise any other right or remedy available at law or in equity. Each right and remedy shall be cumulative and may be exercised singly or in combination. If Lessor takes possession of the Equipment, Lessor may sell or otherwise dispose of the Equipment with our without notice, at a public or private sale, and Lessor will apply the net proceeds (after Lessor has deducted all costs related to the sale or disposition of the Equipment) to the amounts that Lessee owes Lessor. Lessee will remain responsible for any amount still owed to Lessor.

14. ASSIGNMENT. Lessee shall not assign, subject, lend, transfer, or pledge the Lease or the Equipment without Lessor's prior written approval. Lessor may assign, transfer, pledge or sell Lessor's interest in the Lease and Equipment. Upon notification of such assignment, Lessee shall remit Lease payments directly to Assignee.

15.  PURCHASE OPTION.   Upon expiration of the Lease term, provided Lessee is
not in default, Lessee shall have the option to purchase the Equipment under the terms set forth on the front side of the Lease. Lessor will use its reasonable judgment to determine the Equipment's fair market value. Lessor may charge Lessee a release fee to cover its costs in releasing its interest in the Equipment. Upon payment of the Lessor's fee and the Purchase Option price, plus applicable taxes, Lessor shall transfer its interest in the Equipment to Lessee "AS IS WHERE IS." For the purpose of Fair Market Value at the end of the lease term, the value of the Equipment shall be determined by a mutually acceptable independent third party appraiser. The appraisal shall be in writing and delivered to Lessor at least 60 days prior to the expiration of the initial lease term. All fees and expenses of the appraiser shall be paid by the Lessee.

16. RETURN OF EQUIPMENT; AUTOMATIC RENEWAL. Excluding the Lessee exercising the option to purchase the Equipment if Lessee fails to return the Equipment at the expiration of the Lease term, this Lease will automatically renew for an additional 12 month term and thereafter renew for successive 12 month terms until Lessee returns the Equipment at the end of the renewal term. Lessee shall pay the monthly lease payments.

17. LESSEE'S EXPENSES. If costs are incurred to protect Lessor's interest due to nonperformance of any of the Lessee's obligations under this Lease, Lessee shall pay Lessor's costs and expenses. This may include reasonable attorney's fees, incurred by Lessor in exercising its rights hereunder.

18. AUTHORIZATION. Lessee authorizes Lessor to obtain credit reports from time to time and make other credit inquiries at Lessor's sole discretion. Upon Lessee's request, Lessor will inform Lessee whether Lessor had requested a credit report and the name and address of the credit reporting agency that furnished the report.

19. INDEMNITY. Lessee shall indemnify Lessor against, and hold Lessor harmless from, any and all claims, actions, suits, proceedings, cost expenses, damages and liabilities, including reasonable attorney's fees, arising out of, connected with, or resulting from the Lease or the Equipment without limitation.

20. NON-WAIVER. Lessor's failure to require performance by Lessee of any provisions of the Lease shall not be a waiver thereof.

21. SEVERABILITY. If any provision of the Lease be declared invalid, such provision is deemed omitted, but the remaining provisions shall remain in force and effect.

22. MODIFICATION. The Lease shall not be changed except for written agreement executed by the parties.

23. STATEMENT. This Lease is a commercial transaction. Lessee hereby authorizes Lessor to fill in dates and make minor corrections in the Lease, and Lessee further acknowledges that this lease is a COMMERCIAL transaction and not a CONSUMER transaction.

24. FACSIMILE COPY. Lessee agrees that a signed facsimile copy of the Lease shall be deemed to be of the same force and effect as an original signed Lease.

25. DISCLOSURE. If Lessee's application for credit is denied, Lessee has the right to a written statement of the specific reasons for the denial. For the Lessee to obtain the statement, Lessee should contact Lessor at address on the front of this Lease within 60 days from the date the Lessee is notified of Lessor's decision. Lessor will send Lessee a written statement of reason(s) for the denial within 30 days of receiving Lessee's request for the statement.


If facsimile copy, Lessee sign here:______________________________ Date:_______